UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

______________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event

reported): August 10, 2005

Florida Public Utilities Company

(Exact Name of Registrant as Specified in Charter)

_______Florida______ (State or Other Jurisdiction of Incorporation)	__001-10608__ (Commission File Number)	_59-0539080_ (I.R.S. Employer Identification No.)

401 South Dixie Highway, West Palm Beach, Florida	33401
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code:

(561) 838-0872

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition

On August 10, 2005, the Company issued a press release reporting results of operations of the Company for the quarter ended June 30, 2005.  A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

_Florida Public Utilities Company__

(Registrant)

Date: _August 11, 2005_____

By:   _/s/ George M. Bachman ____

Name: George M. Bachman

Title: CFO, Treasurer & Corporate Secretary

INDEX TO EXHIBITS

Exhibit Number

Description

99.1

Press release issued August 10, 2005.